UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2007

                         STAR MARITIME ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)

             Delaware                     001-32685               20-2873585
(State or other jurisdiction of   (Commission File Number)   (IRS employer
incorporation or organization)                               identification no.)

        103 Foulk Road
     Wilmington, Delaware                                         19803
(Address of principal executive                                 (Zip Code)
           offices)

      (Registrant's telephone number, including area code): (302) 656-1950

                           c/o Schwartz & Weiss, P.C.,
                               457 Madison Avenue
                               New York, NY 10022
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                IMPORTANT NOTICES

STAR MARITIME ACQUISITION CORP. (THE "COMPANY") AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF THE COMPANY'S STOCKHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION (DEFINED HEREIN). STOCKHOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE COMPANY'S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE COMPANY'S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION.

SUCH PERSONS ARE ALSO ADVISED TO READ THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, FILED ON MARCH 31, 2006, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE COMPANY'S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS SHOULD THE BUSINESS COMBINATION BE CONSUMMATED.

THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO:

                         STAR MARITIME ACQUISITION CORP.
                                 103 FOULK ROAD
                           WILMINGTON, DELAWARE 19803
                         ATTENTION: CORPORATE SECRETARY

THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV.

Item 1.01 Entry Into A Material Definitive Agreement.

The Asset Acquisition Agreements

     Vessel Purchases

     On January 12, 2007, Star Maritime Acquisition Corp. (AMEX: SEA), a Delaware corporation (the "Company"), through its newly-formed, wholly-owned subsidiary Star Bulk Carriers Corp., a Marshall Islands company ("Star Bulk"), agreed to purchase eight drybulk carriers (the "Vessels") from certain wholly-owned subsidiary affiliates of TMT Co., Ltd., a Taiwan corporation (TMT Co., Ltd. and such subsidiary affiliates, collectively, "TMT"), pursuant to separate definitive Memoranda of Agreement by and between the Star Bulk and TMT (collectively, the "MOAs"), as supplemented by a Supplemental Agreement by and among the Company, Star Bulk and TMT (the "Supplemental Agreement") and a Master Agreement by and among the Company, Star Bulk and TMT (the "Master Agreement" and collectively with the MOAs and the Supplemental Agreement, the "Acquisition Agreements"), which transaction is hereinafter referred to as the "Asset Acquisition." The MOAs with respect to the eight vessels are filed as Exhibits
10.1 through 10.8 hereto, and the Supplemental Agreement and the Master Agreement are filed as Exhibits 10.9 and 10.10, hereto, respectively. As required under its Third Amended and Restated Certificate of Incorporation, the Company will hold a special meeting of its stockholders to vote on the Asset Acquisition and a proposed merger of the Company into Star Bulk in which Star Bulk will be the surviving entity (the "Redomestication Merger" and together with the Asset Acquisition, the "Business Combination"). The Redomestication Merger shall occur promptly following the approval by the Company's stockholders of the Business Combination.

     Purchase Price

     The aggregate purchase price for the Vessels is $345.2 million (the "Purchase Price"), consisting of $120.7 million payable in 12,537,645 shares of common stock, par value $0.01, of Star Bulk (the "Stock Consideration") and $224.5 million payable in cash (the "Cash Consideration"). The source of the Cash Consideration will consist of cash from the Company's trust fund and borrowings under a to-be-negotiated credit facility. The Purchase Price will be satisfied first in the form of the Stock Consideration, which will be issued concurrently with the Redomestication Merger to TMT, not in its individual capacity but solely as agent for each of the subsidiary sellers of the Vessels. After the Vessels with an aggregate value of the Stock Consideration have been delivered to Star Bulk, payment of the remaining portion of the Purchase Price will be made in the form of the Cash Consideration. If a Vessel is delivered whose value, together with all previous Vessels delivered, exceeds the aggregate value of the Stock Consideration, the remaining portion of the allocated aggregate purchase price for that Vessel and any other remaining Vessels yet to be delivered will be paid in the form of Cash Consideration upon delivery of each such Vessel. A portion of the Purchase Price has been allocated to each of the Vessels as set forth in the section of this report entitled "The Fleet."

     Stock Earn-Out

     Under the Master Agreement, Star Bulk has also agreed to issue to TMT or its nominated affiliates the following as an earn-out (the "Earn-Out Stock"):
(i) 803,481 shares of Star Bulk's common stock, no more than 10 business days following Star Bulk's filing of its Annual Report on Form 20-F for the fiscal year ended December 31, 2007, if the gross revenue of Star Bulk and its consolidated subsidiaries which own the Vessels exceeds 80% of Star Bulk's forecasted annual consolidated revenue for such subsidiaries for the fiscal year commencing as of the effective time of the Redomestication Merger and ending on December 31, 2007, as will be agreed between Star Bulk and TMT prior to the effective time of the Redomestication Merger; and (ii) an additional 803,481 shares of Star Bulk's common stock, no more than 10 business days following
Star Bulk's filing of its Annual Report on Form 20-F for the fiscal year ended December 31, 2008, if the gross revenue of Star Bulk and its consolidated subsidiaries owning the Vessels exceeds 80% of the forecasted annual consolidated revenue for such subsidiaries as will be agreed between Star Bulk and TMT prior to the effective time of the Redomestication Merger.

     The Company cannot complete the Business Combination unless a majority of the shares of the Company's common stock voted by the public stockholders are voted in favor of the Business Combination and public stockholders owning less than 33% of the shares sold in the Company's initial public offering exercise their redemption rights. If the Business Combination is not approved by the requisite vote of the Company's shareholders, the Asset Acquisition will be deemed cancelled and of no further force and effect, with no further action required of the parties.

The Fleet

     Upon the delivery of the Vessels being sold by TMT, Star Bulk's fleet will be comprised of one Panamax, two Capesize, one Panamax and five Supramax drybulk carriers. These drybulk carriers transport a variety of drybulk cargoes such as coal, iron ore and grain. The Vessels have a combined cargo-carrying capacity of 691,213 deadweight tons ("dwt"), and an average age of approximately 10 years.

     The table below provides summary information about Star Bulk's fleet:

                                    Targeted Employment
                              -------------------------------
                                                  Daily Time         Purchase
                     Year                        Charter Hire         Price
  Type      Dwt      Built     Type/Term             Rate          Allocation
  ----      ---      -----     ---------             ----          ----------

Capesize   175,075   1992     Time charter/         $47,000      $59,329,707.14
                                 3 years

Capesize   174,691   1993         Spot                  (*)      $61,375,559.11


Supramax    52,500   2002     Time charter/         $28,500      $43,474,354.37
                                 1 year

Supramax    52,434   2000     Time charter/         $24,500      $40,917,039.41
                                 2 years

Supramax    52,434   2000     Time charter/         $24,500      $40,917,039.41
                                 2 years

Supramax    52,994   2003     Time charter/         $28,500      $42,451,428.39
                                 1 year

Supramax    52,500   2003         Spot                  (*)      $43,985,817.36

Panamax     78,585   1983     Time charter/         $18,000      $12,786,574.81
                                 1 year

(*)  Prevailing daily spot market rate.

     TMT is obligated to deliver each Vessel upon first completion of cargo discharge following the Redomestication Merger. The Company expects that all Vessels will be delivered to Star Bulk by TMT within 60 days following the Redomestication Merger. TMT has undertaken to procure the employment of the Vessels under time charters with first class charterers, subject to such minimum terms and aggregate targeted daily time charter hire rates as provided in the table above and upon standard industry terms for employment of the Vessels. Each time charter will be novated to Star Bulk upon delivery of the relevant Vessel. TMT has also agreed to procure the time charters with third party charterers or, in the case of the Panamax vessel and, at its sole option, one of the Supramax vessels, with a TMT affiliate as charterer. If the aggregate target daily time charter hire rate is not achieved, TMT has agreed to pay Star Bulk the difference between the aggregate daily hire rate fixed by TMT for the Vessels under the time charters and the agreed aggregate minimum daily time charter hire rate.

     If TMT is unable to deliver a Vessel pursuant to its MOA, Star Bulk and TMT have agreed to confer and cooperate to identify a replacement vessel and enter into a binding purchase agreement for such replacement vessel. If a binding purchase agreement for a replacement vessel is not entered into 45 days from the required delivery date of the Vessel being replaced, Star Bulk will have the right to terminate the MOA for the Vessel being replaced. Star Bulk has agreed to pay TMT for the price difference in cash if the purchase price (based on prevailing market rates) of any replacement vessel will be higher than the portion of the Purchase Price allocated to the Vessel being replaced. The payment will be made concurrently with the delivery of the replacement Vessel. If the purchase price (based on prevailing market rates) of any replacement vessel is lower than the portion of the Purchase Price allocated to the Vessel being replaced, Star Bulk will benefit from such price reduction.

     Under each of the MOAs, TMT warrants that each Vessel, at the time of its delivery, will be free of all encumbrances, mortgages and maritime liens or any other debts. TMT will indemnify Star Bulk against all claims made against each Vessel incurred prior to delivery and Star Bulk will indemnify TMT against all claims made against each Vessel incurred after delivery.

Lock-Up Period

     The Master Agreement generally restricts TMT and its affiliates holding Star Bulk's common stock issued to TMT as the Stock Consideration, without the prior written consent of Star Bulk, from directly or indirectly offering, selling, hedging or otherwise disposing of Star Bulk's common stock and from engaging in certain other transactions relating to such securities for a period of 180 days commencing on the effective date of the Redomestication Merger.

Registration Rights

     Under the Master Agreement, Star Bulk has agreed, with some limited exceptions, to include the shares of Star Bulk's common stock comprising the Stock Consideration or the Earn-Out Stock (the "Registrable Securities") in Star Bulk's registration statement that it will file with the Securities and Exchange Commission in connection with the Business Combination. In addition, Star Bulk has granted TMT (on behalf of itself or its affiliates that hold Registrable Securities) the right, under certain circumstances and subject to certain restrictions, including lock-up and market stand-off restrictions, to require Star Bulk to register the Registrable Securities under the Securities Act of 1933, as amended. Under the Master Agreement, TMT also has the right to require Star Bulk to make available shelf registration statements permitting sales of shares into the market from time to time over an extended period. In addition, TMT will have the ability to exercise certain piggyback registration rights, 180 days following the effective date of the Redomestication Merger. All expenses relating to such registration will be borne by Star Bulk. After the completion of the Asset Acquisition, TMT and/or its affiliates will own 12,537,645 shares of Star Bulk's common stock (i.e., the Stock Consideration) entitled to these registration rights and, promptly following Star Bulk's filing of its Annual Report on Form 20-F for the fiscal year ended December 31, 2008, TMT and/or its affiliates may own up to additional 1,606,962 shares of Star Bulk's common stock (i.e., the Earn-Out Stock) entitled to these registration rights, providing Star Bulk meets the revenue hurdles discussed above under the heading "The Asset Acquisition Agreements--Stock Earn-Out."

Director Nominees

     Under the Master Agreement, TMT will have the right to nominate, and Star Bulk and the Company have agreed to cause the appointment and election of two members of the board of directors of Star Bulk: Mr. Nobu Su and Mr. Peter Espig, each of whom shall serve upon the effective time of the Redomestication Merger, for one year from the effective date of the Redomestication Merger for Mr. Nobu Su and for two years from the date of the Redomestication Merger for Mr. Peter Espig, until their successors have been duly elected and qualified. For so long as Mr. Nobu Su serves on the board of directors of Star Bulk, he will receive the title of non-executive Co-Chairman of Star Bulk.

Termination

     The Asset Acquisition may be terminated: (1) at any time prior to the closing, by mutual consent of the Company, Star Bulk and TMT, (2) if the Redomestication Merger is not approved by the required vote of the Company's stockholders; (3) if any governmental authority takes any action to permanently restrain, enjoin or prohibit the Asset Acquisition and such action becomes final and nonappealable; or (4) if conditions precedent to the Master Agreement are not satisfied or waived.

Expenses

     Under the Master Agreement, each of the Company, Star Bulk and TMT will be responsible for its own expenses in connection with the preparation, negotiation, execution and delivery of the MOAs, the Supplemental Agreement and the Master Agreement; provided that, regardless of whether the Master Agreement or the transactions contemplated by the Master Agreement are terminated, the Company will pay for or reimburse TMT for all reasonable fees and expenses of its legal counsel in connection with the preparation, negotiation, execution and delivery of the Acquisition Agreements up to $25,000. In addition, Star Bulk has agreed to pay all reasonable expenses (including legal fees and expenses) of TMT in connection with soliciting the stockholders vote in favor of, and the approval of, the Business Combination and the consummation of the transactions contemplated by the Acquisition Agreements.

Additional Information

     In connection with the Business Combination, Maxim Group LLC and Cantor Fitzgerald & Co. are acting as financial advisors to the Company.

Item 7.01 Regulation FD Disclosure

     Contemporaneously with this report on Form 8-K, the Company issued a press release, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by this reference, in which it announced the Asset Acquisition. This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

No.       Description
---       -----------

10.1 Memorandum of Agreement relating to the A Duckling dated January 12, 2007 between Star Bulk Carriers Corp., as buyer, and A Duckling Corporation, as seller.

10.2 Memorandum of Agreement relating to the B Duckling dated January 12, 2007 between Star Bulk Carriers Corp., as buyer, and B Duckling Corporation, as seller.

10.3 Memorandum of Agreement relating to the C Duckling dated January 12, 2007 between Star Bulk Carriers Corp., as buyer, and C Duckling Corporation, as seller.

10.4 Memorandum of Agreement relating to the F Duckling dated January 12, 2007 between Star Bulk Carriers Corp., as buyer, and F Duckling Corporation, as seller.

10.5 Memorandum of Agreement relating to the G Duckling dated January 12, 2007 between Star Bulk Carriers Corp., as buyer, and G Duckling Corporation, as seller.

10.6 Memorandum of Agreement relating to the I Duckling dated January 12, 2007 between Star Bulk Carriers Corp., as buyer, and I Duckling Corporation, as seller.

10.7 Memorandum of Agreement relating to the J Duckling dated January 12, 2007 between Star Bulk Carriers Corp., as buyer, and J Duckling Corporation, as seller.

10.8 Memorandum of Agreement relating to the Mommy Duckling dated January 12, 2007 between Star Bulk Carriers Corp., as buyer, and Mommy Management Corp., as seller.

10.9 Supplemental Agreement, dated January 12, 2007, by and among Star Maritime Acquisition Corp., Star Bulk Carriers Corp. and TMT Co., Ltd.

10.10 Master Agreement, dated January 12, 2007, by and among Star Maritime Acquisition Corp., Star Bulk Carriers Corp. and TMT Co., Ltd.

99.1      Press Release, dated January 17, 2007, relating to the Assets
          Acquisition.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2007                 STAR MARITIME ACQUISITION CORP.


                                        By:    /s/ Prokopios (Akis) Tsirigakis
                                               ---------------------------------
                                        Name:  Prokopios (Akis) Tsirigakis
                                        Title: Chairman and Chief Executive
                                               Officer